SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):            August 29, 2003

NORTHERN STAR FINANCIAL, INC.

(Exact name of Registrant as Specified in its Charter)

MINNESOTA

(State or other Jurisdiction of Incorporation)

O-25231	41-192467
(Commission File Number)	(IRS Employer Identification Number)

1650 Madison Avenue

Mankato, Minnesota 56001

(Address of Principal Executive Offices and Zip Code)

(507) 387-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.                   Other Events

On August 29, 2003, the Registrant issued a press release announcing results for the Company and its wholly owned subsidiary Northern Star Bank for the fourth quarter and for the fiscal year ending June 30, 2003.  The full text of the press release is set forth in Exhibit 99 which is attached hereto and incorporated in this Report as if fully set forth herein.

Item 7.                   Financial Statements and Exhibits

Exhibit 99               Press Release dated August 29, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN STAR FINANCIAL, INC.

Date:	August 29, 2003	By:	/s/ Thomas P. Stienessen
Thomas P. Stienessen
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press Release Dated August 29, 2003